Rule 497(e)
File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated December 16, 2009
To the Prospectus dated May 1, 2009

Effective January 1, 2010, the name of the Putnam VT International New Opportunities Fund will be changed to the Putnam VT International Growth Fund.

This change will be reflected on page 32 of your Prospectus.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2009.  Please keep this Supplement for future reference.